                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   June 9, 1998
                                                   ------------

                     Data Processing Resources Corporation
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            (Exact name of registrant as specified in its charter)



      California                   0-27612                      95-3931443
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   (State or other               (Commission                 (I.R.S. Employer
   jurisdiction of               File Number)               Identification No.)
    incorporation)


4400 MacArthur Boulevard, Suite 600, Newport Beach, California         92660
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         (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code  (714) 553-1102
                                                    --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         The Company has restated its earnings per share in accordance with SFAS No. 128 "Earnings Per Share" which requires such amounts to be retroactively stated. Accordingly, attached as Exhibit 27 are the Restated Financial Data Schedules.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.

              27.1 Restated Financial Data Schedule
              27.2 Restated Financial Data Schedule
              27.3 Restated Financial Data Schedule
              27.4 Restated Financial Data Schedule
              27.5 Restated Financial Data Schedule
              27.6 Restated Financial Data Schedule
              27.7 Restated Financial Data Schedule
              27.8 Restated Financial Data Schedule

                                      2.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DATA PROCESSING RESOURCES CORPORATION
                                                       (Registrant)



Dated:  June 9, 1998                       By:  /s/ Michael A. Piraino
                                           ---------------------------------
                                                    Michael A. Piraino
                                                    Executive Vice President


                                      3.
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                     DATA PROCESSING RESOURCES CORPORATION
                               INDEX TO EXHIBITS


                                                                           Page
Number                      Description of Exhibit                        Number

 27.1           Restated Financial Data Schedule
 27.2           Restated Financial Data Schedule
 27.3           Restated Financial Data Schedule
 27.4           Restated Financial Data Schedule
 27.5           Restated Financial Data Schedule
 27.6           Restated Financial Data Schedule
 27.7           Restated Financial Data Schedule
 27.8           Restated Financial Data Schedule


                                      4.